SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest  event  reported):  March 6, 2002  (January 15,
2002)


                                  FRED'S, INC.
             (Exact name of registrant as specified in its charter)

            Tennessee                     00-19288                62-0634010
     -----------------------------------------------------------------------
           (State or other jurisdiction) (Commission file number) (IRS employer of incorporation) identification No.)


                 4300 New Getwell Road, Memphis, Tennessee 38118
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (901) 365-8880








Item 5. Other Events.

1. On January 15, 2002, Fred's, Inc. announced a three-for-two stock split to be effected as a stock dividend. The stock dividend was distributed on February 1, 2002 to shareholders of record on January 25, 2002. Cash was paid in lieu of fractional shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.


Exhibit No.       Description
-----------       -----------

99.2     Press Release dated January 15, 2002, Fred's three-for-two stock split.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 6, 2002

                                           FRED'S, INC.
                                           By:  /s/ Michael J. Hayes
                                           -------------------------
                                           Michael J. Hayes, Chairman and Chief
                                           Executive Officer
Exhibit Index


Exhibit
Number             Description
------             -----------

99.1               Press release issued by Fred's, Inc. dated January 15, 2002.

Exhibit 99.1
Press Release

                                  [Letterhead]
                 4300 New Getwell Road, Memphis, Tennessee 38118
                             Contact: Jerry A. Shore
                          Executive Vice President and
                             Chief Financial Officer
                            (901) 362-3733, Ext. 2217

FRED's declares three-for-two stock split

     MEMPHIS, Tenn. (January 15, 2002) - Fred's Inc. (Nasdaq/NM: FRED) today announced that its Board of Directors has declared a three-for-two stock split of the Company's common stock, which will be effected as a 50% stock dividend. The new shares will be distributed on February 1, 2002, to shareholders of record on January 25, 2002. Cash will be paid in lieu of any fractional shares that may result from the split.

     Commenting on the announcement, Michael J. Hayes, Chief Executive Officer, said, "We believe this stock split will benefit our shareholders by increasing the Company's trading activity and liquidity. During the past year, Fred's has continued to post strong gains in its revenue and earnings, resulting in substantial appreciation in the Company's share price. The Board's action to split the Company's shares recognizes these accomplishments and reflects confidence in management's accelerated growth plans and the future of the Company."

     Fred's Inc. operates 379 discount general merchandise stores, including 26 franchised Fred's stores in the southeastern United States. For more information about the Company, visit Fred's website at www.fredsinc.com.

     Comments in this news release that are not historical facts are forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, general economic trends, changes in consumer demand or purchase patterns, delays or interruptions in the flow of merchandise between the Company's distribution center and its stores or between the Company's suppliers and same, a disruption in the Company's data processing services, costs and delays in acquiring or developing new store sites, and other contingencies discussed in the Company's Securities and Exchange Commission filings. Fred's undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

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